                                                                   EXHIBIT 10.11


                            LLC FORMATION AGREEMENT


          THIS LLC FORMATION AGREEMENT (the "Agreement") is made and entered into as of November 1, 1995 by Saban Entertainment, Inc., a Delaware corporation ("SEI"), FCN Holding Company, a Delaware corporation ("FCNH") and Fox Broadcasting Company, Inc., a Delaware corporation ("FBC").


                                R E C I T A L S
                                - - - - - - - -

          A. SEI, FCNH and FBC desire to maximize their respective long-term strategic values, and have determined that it would be in their respective best interests to achieve this objective by entering into a strategic alliance for the purpose of sharing with each other their strengths, to the mutual benefit of all of them all on the terms and conditions of this Agreement, all of the agreements attached hereto as exhibits and all of the other agreements referred to herein or therein (collectively, the "Alliance Agreements").

          B. In connection with the foregoing, SEI, FCNH and FBC desire to cause the formation of FOX KIDS COMPANY L.L.C. (the "Management Company"), as a limited liability company under the Delaware Limited Liability Company Act (the "Act"), on the terms and conditions hereof.

                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1. ORGANIZATION OF THE MANAGEMENT COMPANY. On the terms and subject to the conditions set forth in this Agreement, at the "Closing" (as defined in Section 2):

          1.1  ORGANIZATION OF THE MANAGEMENT COMPANY.  FCNH, FBC and SEI shall
               --------------------------------------
form the Management Company under the Act pursuant to the terms of an Operating Agreement, substantially in the form of Exhibit "A" hereto (the "Operating
                                        -----------
Agreement"); and

          1.2  CONTRIBUTIONS; ACQUISITION OF MEMBERSHIP INTERESTS.  FBC shall
               --------------------------------------------------
execute and deliver to the Management Company an Asset Assignment Agreement, substantially in the form of Exhibit "B" (the "Asset Assignment Agreement") and
                             -----------
fully perform all obligations, and deliver all cash, documents, agreements and other assets, to be performed or delivered at the Closing pursuant to the Asset Assignment Agreement (the "FBC Contribution"); and each of SEI and

FCNH shall pay and contribute $100,000 to the Management Company (the "Saban Contribution" and the "FCNH Contribution," respectively, and together with the FBC Contribution, the "Contributions"). In consideration for the FBC Contribution, FBC shall receive its Class A membership interest and in consideration for the Saban Contribution and the FCNH Contribution, SEI and FCNH, respectively, shall receive their respective Class B membership interests in the Management Company, all as provided in the Operating Agreement.

     2.   CLOSING.

          2.1  THE CLOSING.  The Closing of the formation and initial
               -----------
capitalization of the Management Company as provided in Section 1 (the "Closing") shall take place on December 14, 1995, at 10:00 a.m., Los Angeles time, at the offices of Troop Meisinger Steuber & Pasich, LLP, 10940 Wilshire Boulevard, Los Angeles, California, or at such other time or place as the parties hereto shall mutually determine; provided, however, that if any of the
                                         --------  -------
conditions set forth in this Agreement have not been satisfied or waived on or prior to that date, the Closing shall take place on the second business day following satisfaction or waiver of all of such conditions, or at such other time or place as the parties hereto shall mutually agree. The date of the Closing is referred to herein as the "Closing Date."

          2.2  ACTIONS OF THE PARTIES AT THE CLOSING.  In addition to the
               -------------------------------------
Contributions provided in Section 1.2, at or prior to the Closing, SEI, FBC and FCNH shall (i) cause a Certificate of Formation of the Management Company to be filed as required under the Act; (ii) execute and deliver among themselves, and the other parties, if any, thereto, the Operating Agreement and each of the other Alliance Agreements to which such Person is a party; and (iii) cause the Management Company to execute and deliver each of the Alliance Agreements to which it is a party.

          2.3  FURTHER ASSURANCES.  From and after the date hereof, each of the
               ------------------
parties shall do such acts and things, and, in connection therewith, execute and deliver such documents and instruments, as may be required to effect and otherwise carry out the purposes of this Agreement and the transactions contemplated hereby, including using its best efforts to obtain all necessary waivers, consents and approvals, executing and delivering all such documents, and effecting all necessary registrations, filings and applications, including, without limitation, effecting all required filings, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1986 ("HSR Act") and using its best efforts to respond to any requests or inquiries from any government or government agency (each, a "Governmental Entity") with respect thereto. Without limiting the generality of the foregoing, if and to the extent that any Governmental Entity or other Person demands, as a condition to granting any such waiver, consent or approval, that the parties hereto, or either of them, execute any agreements or perform or refrain from performing any acts or actions, including, without limitation, the disposition by the parties of any assets, or restrictions on or modifications to the terms of the Operating Agreement or any other Alliance Agreement, and if the parties are unable to agree upon the course of action to be taken with respect thereto, the parties shall select and designate special counsel (whose firm shall not have represented either of the parties or any of their Affiliates within the prior three years) to represent the interests of the Management Company in respect thereto, and the parties shall take such acts as such counsel shall advise are mandatorily required in order to obtain such waivers, consents and/or approvals.

     3. REPRESENTATIONS AND WARRANTIES. SEI represents and warrants to FCNH and FBC with respect to SEI; FCNH represents and warrants to SEI and FBC with respect to FCNH; and FBC represents and warrants to SEI and FCNH with respect to FBC (each of SEI, FBC and FCNH being separately referred to below as "Company") that, except as set forth in the Schedule of Exceptions with respect to that Company attached hereto as Schedules "SEI," "FBC" and "FCNH," the following statements are true and correct in all material respects as of the date hereof:

          3.1  DUE INCORPORATION AND AUTHORITY.  Company is a corporation duly
               -------------------------------
organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now conducted.

          3.2  AUTHORIZATION; EXECUTION AND DELIVERY.  Company has the requisite
               -------------------------------------
power and authority to execute and deliver this Agreement, and each of the Alliance Agreements to which it is to be a party, and to consummate the transactions pursuant hereto and thereto, and such execution, delivery and consummation has been duly authorized by all necessary corporate action. This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity) and each of the Alliance Agreements to which Company is a party, when executed and delivered by Company, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings at law or in equity).

          3.3  NO VIOLATION OR CREATION OF RIGHTS.  The execution and delivery
               ----------------------------------
of this Agreement and each of the Alliance Agreements to which it is a party by the Company and the performance by the Company of its obligations hereunder or thereunder does not and will not (a) violate, conflict with, or constitute or result in a breach of, any term, condition or provision of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default), or result in the creation of any Lien upon any of its assets under this or (with respect to the execution, delivery and closing under this Agreement or the execution, delivery and closing of the other Alliance Agreements which execution, delivery and closing are being effected concurrently hereunder) result in the creation of any other right on the part of a third party to receive a payment of funds or other consideration on account thereof under (i) the certificate of incorporation or by-laws of Company, or (ii) any mortgage, indenture, loan or credit agreement or any other agreement or instrument to which Company is a party, or pursuant to which it is the direct or indirect obligor, or by which Company's properties are bound or affected; (b) violate any law, regulation, judgment, injunction, order or decree binding upon Company; (c) result in the loss of any license, franchise, permit, legal privilege or legal right enjoyed or possessed by Company; or (d) require the consent of any third party (including a governmental entity). Company is not in violation of any statute, judgment, decree, order, rule or regulation applicable to it, which, singly or in the aggregate, has materially adversely affected or could reasonably be expected to materially adversely affect Company's ability to perform its obligations hereunder or under any of the other Alliance Agreements to which it is a party.

     4.   PRE-CLOSING COVENANTS.

          4.1  COVENANTS OF FCNH. From and after the date hereof and through the
               -----------------
Closing, FCNH shall take any and all actions as may be necessary to execute and deliver at the Closing the Operating Agreement and each of the other Alliance Agreements to which it is a party, and FCNH shall take any and all actions as may be necessary to cause FCNH Sub, Inc., a Delaware corporation and a wholly owned subsidiary of FCNH ("FCNH Sub"), to execute and deliver at the Closing each of the Alliance Agreements to which FCNH Sub is a party. Except with the prior consent of SEI, from and after the date hereof and through the Closing, FCNH shall, and FCNH shall cause FCNH Sub, to, perform all acts and refrain from performing any act, which, had the Operating Agreement and all of the Alliance Agreements then been in full force and effect, would be required, or prohibited, as the case may be, thereunder, or which would result in the representations and warranties of FCNH hereunder not being true and correct at and as of the Closing Date.

          4.2  COVENANTS OF SEI.  From and after the date hereof and through the
               ----------------
Closing, SEI shall take any and all actions as may be necessary to execute and deliver at the Closing the Operating Agreement and each of the other Alliance Agreements to which it is a party. Except with the prior consent of FCNH, from and after the date hereof and through the Closing SEI shall perform all acts, and refrain from performing any act, which, had the Operating Agreement and the Alliance Agreements then been in full force and effect, would be required, or prohibited, as the case may be, thereunder, or which would result in the representations and warranties of SEI hereunder not being true and correct at and as of the Closing Date.

          4.3  COVENANTS OF FBC.  From and after the date hereof and through the
               ----------------
Closing, FBC shall take any and all actions as may be necessary to execute and deliver at the Closing the Operating Agreement and each of the other Alliance Agreements to which it is a party. Except with the prior consent of SEI, from and after the date hereof and through the Closing, FBC shall perform all acts, and refrain from performing any act, which, had the Operating Agreement and the Alliance Agreements then been in full force and effect, would be required, or prohibited, as the case may be, thereunder, or which would result in the representations and warranties of FBC hereunder not being true and correct at and as of the Closing Date.

          4.4  SABAN EMPLOYMENT AGREEMENTS. Promptly following execution and
               ---------------------------
delivery of this Agreement, Haim Saban ("Saban") and FCNH, on behalf of the Management Company, shall negotiate and use their respective best efforts (i) to agree upon all of the terms and conditions of a seven-year employment agreement between the Management Company and Saban, for services of Saban within the United States, and a seven-year employment agreement between Saban International, N.V., a Netherlands Antilles corporation ("SINV"), and Saban, for services of Saban outside of the United States, which agreements shall be on terms and conditions complementary to this Agreement and the Operating Agreement, shall provide that Saban shall devote substantially all of his business time and otherwise within industry-standard terms applicable to the chief executive officer of a company within the entertainment industry comparable to the combined businesses of FCN, Fox Children's Productions, Inc., a Delaware corporation, SEI and the Management Company; and (ii) to cause such employment agreements (the "Saban Employment Agreements") to be prepared, and to be executed and delivered on or prior to the Closing Date. If Saban and FCNH have not reached agreement as to the terms and conditions of the Saban Employment Agreements within 30 days following the date of this Agreement, either party shall have the right at any time thereafter by notice to the other to initiate the following dispute resolution procedure:

          (a) Saban and FCNH shall each (i) appoint a reputable lawyer whose practice includes significant representation and advice concerning executive employment agreements, and who has not within the prior three years represented or acted on behalf of any of the parties, or any of their Affiliates and (ii) advise the other of such appointment, accompanied by a written undertaking of such lawyer to be bound by the time constraints and other terms of this Section
4.3. If either party fails to so act, that party's lawyer shall be appointed pursuant to the procedure provided below to be followed when agreement cannot be reached as to the third lawyer. Within five days after such appointment, such lawyers shall appoint a third, similarly qualified, lawyer (together with the first two lawyers, the "Panel"), who shall deliver a similar undertaking. If the appointment of a third lawyer has not been effected within such period, such appointment and notification shall be made as rapidly as practicable by any court of competent jurisdiction, by any licensing authority, agency or organization having jurisdiction over such lawyers, by any professional association of lawyers located in Los Angeles County, or by any recognized arbitration association or organization located in Los Angeles County, as selected by the party commencing such proceedings.

          (b) The members of the Panel shall utilize their utmost skill and shall apply themselves diligently so as to promptly determine any then-open terms and conditions of the Saban Employment Agreement and decide, by majority vote, the outcome and resolution of any dispute or disagreement submitted to them as promptly as possible, but in any event on or before the expiration of thirty days after the appointment of the last member of the Panel.

          (c) In connection with the proceedings, the Panel shall (i) interpret the rights and obligations set forth in this Agreement, (ii) retain such compensation experts as it considers appropriate, and (iii) retain jurisdiction over the matter until it has been furnished and has reviewed and approved the final draft of the Saban Employment Agreements.

          (d) The decision of the Panel shall be final and binding upon Saban, FCNH, FBC, SEI and the Management Company, and may not be appealed to any court or otherwise.

          (e) Each member of the Panel shall be compensated at his or her then regular hourly rates, and shall be reimbursed for any and all expenses incurred in connection with the rendering of such services. Such compensation and reimbursement shall be borne and paid by the Management Company.

          4.5  CORPORATE RESTRUCTURING.  On or prior to the Closing, FCNH shall
               -----------------------
form a new, wholly owned subsidiary ("FCNH Sub") and FBC and FCNH, and their respective Affiliates, shall take any and all actions necessary (i) to cause FCN and FCP to become wholly owned subsidiaries of FCNH Sub and (ii) to cause Storymakers, Inc., a Delaware corporation, ("SI") to become a wholly owned subsidiary of FCP. Fox Children's Music, Inc., a Delaware corporation, ("FCM") and Fox Kids Music, Inc., a Delaware corporation, ("FKM") are wholly owned subsidiaries of FCN.

          4.6  ELECTION RE CLOSE CORPORATION. On or prior to the Closing, SEI
               -----------------------------
shall elect, and FCNH shall cause each of FCNH Sub, FCN, FCP, FCM, FKM and SI to elect, pursuant to the provisions of Section 344 of the Delaware General Corporation Law, to become a "close corporation," as defined in Subchapter XIV of such law, by executing, acknowledging, filing and recording the certificate of amendment of its certificate of incorporation, substantially in the form of Exhibit "E" to this Agreement.
- -----------

     5. CONDITIONS TO OBLIGATIONS OF SEI. The obligations of SEI to perform the actions required hereunder to be performed at the Closing are subject to the fulfillment at or prior to the Closing of the following conditions, any of which may be waived,in whole or in part, by SEI:

          5.1  CONSENTS AND WAIVERS.  FCNH and FBC shall have obtained any and
               --------------------
all consents, permits and waivers, and made any and all filings, necessary or appropriate for the consummation of the transactions contemplated by this Agreement and the Alliance Agreements, including, without limitation, such filings as are required under the HSR Act.

          5.2  HSR ACT WAITING PERIOD.  The HSR Act waiting period, if any,
               ----------------------
shall have expired and no proceeding or action thereunder with respect thereto shall have been instituted or filed.

          5.3  SABAN EMPLOYMENT AGREEMENTS.  The Management Company shall have
               ---------------------------
executed and delivered to Saban a signed counterpart of the Saban Employment Agreement to which it is a party.

          5.4  OTHER ALLIANCE AGREEMENTS.  Each of FCN, FBC, FCNH Sub and News
               -------------------------
Corporation shall have executed and delivered counterpart copies of each of the Alliance Agreements to which it is a party.

     6. CONDITIONS TO OBLIGATIONS OF FCNH AND FBC. The obligations of FCNH to perform the actions required hereunder to be performed at the Closing are subject to the fulfillment at or prior to the Closing of the following conditions, any of which may be waived,in whole or in part, by FCNH and FBC:

          6.1  CONSENTS AND WAIVERS.  SEI shall have obtained any and all
               --------------------
consents, permits and waivers, and made any and all filings, necessary or appropriate for the consummation of the transactions contemplated by this Agreement and the Alliance Agreements, including, without limitation, such filings as are required under the HSR Act.

          6.2  HSR ACT WAITING PERIOD.  The HSR Act waiting period shall have
               ----------------------
expired and no proceeding or action thereunder with respect thereto shall have been instituted or filed.

          6.3  SABAN EMPLOYMENT AGREEMENTS.  Saban shall have executed and
               ---------------------------
delivered to the Management Company a signed counterpart of the Saban Employment Agreement to which they are parties, and Saban and SINV shall have executed and delivered among themselves signed counterparts of the Saban Employment Agreement to which they are parties.

          6.4  OTHER ALLIANCE AGREEMENTS.  Each of the stockholders of SEI shall
               -------------------------
have executed and delivered counterpart copies of each of the Alliance Agreements to which it is a party.

     7.   MISCELLANEOUS PROVISIONS.

          7.1  GENERAL.  In this Agreement, headings are for con venience only
               -------
and shall not affect interpretation, and except to the extent that the context otherwise requires: (a) words denoting the singular include the plural and vice versa; (b) words denoting individuals include corporations and other Persons and vice versa; (c) words denoting any gender include all genders; (d) references to clauses, sub-clauses, sections, sub-sections, Schedules and Exhibits are to clauses, sub-clauses, sections, sub-sections, Schedules and Exhibits of this Agreement; (e) "or" is not exclusive; and (f) "$", and all other references to dollar amounts, are in U. S. currency;

          7.2  NOTICES.  All notices, demands or other communications hereunder
               -------
shall be in writing and shall be deemed to have been duly given (i) if delivered in person, upon delivery thereof, or (ii) if mailed, certified first class mail, postage pre-paid, with return receipt requested, on the fifth day after the mailing, or (iii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the manner provided in (ii) above, when transmitted and receipt is confirmed by telephone or telex or facsimile response, or (iv) if otherwise actually delivered, when delivered:

                    (a)  if to FCNH:

                         FCN Holding Company

                         FOX INC.
                         10201 W. Pico Boulevard
                         SVP Legal Affairs
                         Fox Television Group
                         Bldg. 12, Room 111
                         Attention:  Jay Itzkowitz, Esq.
                         Fax: (310) 369-2572

                         With a copy to:

                         Squadron, Ellenoff, Plesent & Sheinfeld
                         551 Fifth Avenue
                         New York, New York  10176

                    (b)  if to FBC:

                         FOX INC.
                         10201 W. Pico Boulevard
                         SVP Legal Affairs
                         Fox Television Group
                         Bldg. 12, Room 111
                         Attention:  Jay Itzkowitz, Esq.
                         Fax: (310) 369-2572

                         With a copy to:

                         Squadron, Ellenoff, Plesent & Sheinfeld
                         551 Fifth Avenue
                         New York, New York  10176

                    (c)  If to SEI:

                         Saban Entertainment, Inc.
                         4000 West Alameda Avenue
                         Burbank, CA 91505
                         Fax:  818-972-4894

                         With a copy to:

                         Matthew G. Krane, Esq.
                         2051 Hercules Drive
                         Los Angeles, CA 90046
                         Fax:  213-851-1178
                         and with a copy to:

                         Troop Meisinger Steuber & Pasich, LLP
                         10940 Wilshire Boulevard, Suite 800
                         Los Angeles, California 90024
                         Attention:  Richard E. Troop, Esq.
                         Fax: 310-443-8503

or at such other address or addresses as may have been furnished by such Person in like manner to the other parties.

          7.3  SEVERABILITY.  Should any Section or any part of a Section within
               ------------
this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement.

          7.4  GOVERNING LAW.  THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY
               -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

          7.5  NO ADVERSE CONSTRUCTION.  The rule that a contract is to be
               -----------------------
construed against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

          7.6  COUNTERPARTS.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

          7.7  COSTS AND ATTORNEYS' FEES.  In the event that any action, suit,
               -------------------------
or other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

          7.8  SUCCESSORS AND ASSIGNS.  Except as otherwise provided in this
               ----------------------
Agreement, all rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. Except as otherwise specifically set forth herein, nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties to this Agreement or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          7.9  AMENDMENTS AND WAIVERS.  Neither this Agreement nor any term
               ----------------------
hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of SEI, FCNH and FBC; provided, however, that no such amendment or waiver shall extend
              --------  -------
to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

          7.10 ENTIRE AGREEMENT.  This Agreement, the attached Exhibits and the
               ----------------
Alliance Agreements, and the agreements referred to herein and therein, together contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. No party to this Agreement makes any representation or warranty except as expressly set forth herein.

          7.11 AGREEMENT TO PERFORM REQUIRED ACTS.  Each party hereto agrees to
               ----------------------------------
perform any further acts and to execute and deliver any further documents from and after the Closing that may be reasonably necessary to carry out the provisions hereof, that may be required to secure performance of any party's duties hereunder or that may be required to assure the legal and binding effect of the provisions hereof.

          7.12 CONSENT TO JURISDICTION; FORUM SELECTION.  Any actions, suits or
               ----------------------------------------
proceedings instituted in connection with this Agreement or the performance by the parties of their obligations hereunder shall be instituted and maintained exclusively in the Superior Court for the State of California, County of Los Angeles or in the United States District Court for the Central District of California. By execution and delivery hereof, each party hereto hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or obligations under, or any disputes involving, this Agreement or any document related hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection that the other corporate party or parties lack the capacity to sue or defend based upon its or their lack of a certificate of qualification to conduct intrastate business in California, and any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the
           ----- --- ----------
bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

          7.13 PUBLICITY.  FCNH, FBC and SEI shall treat this Agreement and the
               ---------
other Alliance Agreements in confidence and shall consult with one other and mutually agree upon any proposed publicity or releases concerning the transactions referred to in this Agreement or any Alliance Agreement to be issued by any party at or prior to the Closing.

          7.14 DEFINITIONS.  When used in this Agreement, the following terms
               -----------
shall have the meanings set forth below: "Affiliate" means, when used with reference to a specified Person, any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the specified Person; "Control" (including as used in the terms "controlling," "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities by contract or otherwise; "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect to such asset; and "Person" includes an individual, partnership, trust, corporation, joint venture, limited liability company, association, government bureau or agency or other entity of whatsoever kind or nature.

          7.15 EXPENSES.  SEI, FBC and FCNH agree to cause the Management
               --------
Company to pay all costs and expenses incurred by each party and their respective Affiliates to this Agreement or any of the Alliance Agreements, on or prior to the Closing, including, without limitation, any fees and disbursements of counsel, accountants, investment bankers and other experts and any and all costs and out of pocket expenses incurred by such party, in connection with the documentation, negotiation and execution of this Agreement or any of the Alliance Agreements and the consummation of the transactions contemplated by such agreements.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year first above written.



                                   SABAN ENTERTAINMENT, INC.


                                   By:  /s/   Haim Saban
                                        ------------------------------
                                        Haim Saban
                                        Its Chief Executive Officer



                                   FCN HOLDING COMPANY


                                   By:  /s/ Jay Itzkowitz
                                        ------------------------------

                                        Its  _________________________



                                   FOX BROADCASTING COMPANY, INC.


                                   By:  /s/ Jay Itzkowitz
                                        ------------------------------

                                        Its  _________________________

                              AFFILIATE AGREEMENT

     Each of the undersigned Affiliates of either SEI, FBC or FCNH hereby agrees to, and to take any and all actions as may be necessary to, execute and deliver at the Closing each of the Alliance Agreements to which it is a party and to cause each of its subsidiaries to execute and deliver at the Closing each of the Alliance Agreements to which such subsidiary is a party. Saban additionally agrees to be bound by the terms of Section 4.3 of the LLC Formation Agreement to which this document is attached, as if he had been a signatory thereto.


                                   /s/   Haim Saban
                                   -----------------------------------
                                   HAIM SABAN


                                   QUARTZ ENTERPRISES, L.P., A LIMITED
                                   PARTNERSHIP

                                   By:  Indigo Enterprises, L.P., its General
                                        Partner


                                        By:  /s/ Stan Golden
                                             -------------------------

                                             Its  ____________________


                                   MERLOT INVESTMENTS, A CALIFORNIA GENERAL
                                   PARTNERSHIP
                                   ___________________________________

                                   By:  Indigo Enterprises, L.P., its General
                                        Partner


                                        By:  /s/ Bill Josey
                                             -------------------------

                                             Its  ____________________


                                   SILVERLIGHT ENTERPRISES, L.P.

                                   By:  Glass Wave Enterprises, L.P., its
                                        General Partner

                                        By:  /s/ Mel Woods
                                             -------------------------

                                             Its  ____________________

                                   CELIA ENTERPRISES, L.P.


                                   By:   /s/ Matthew Krane
                                         ------------------------------

                                         Its  _________________________


                                   THE NEWS CORPORATION LIMITED


                                   By:   /s/ (Signature Unknown)
                                         ------------------------------

                                         Its  _________________________


                                   FOX BROADCASTING COMPANY, INC.


                                   By:   /s/ Jay Itzkowitz
                                         ------------------------------

                                         Its  _________________________


                                   FOX CHILDREN'S NETWORK, INC.


                                   By:   /s/ Bruce Churchill
                                         ------------------------------

                                         Its  Senior Vice President
                                              -------------------------


                                   FOX CHILDREN'S PRODUCTIONS, INC.


                                   By:   /s/ Bruce Churchill
                                         ------------------------------

                                         Its  Senior Vice President
                                              -------------------------

                                 EXHIBIT INDEX


Exhibit A  -  Operating Agreement

Exhibit B  -  Asset Assignment Agreement

Exhibit C  -  Management Agreement

Exhibit D  -  Strategic Stockholders Agreement

Exhibit E  -  Close Corporation Provisions

Exhibit F   -  Call Option

                               December 22, 1996


Saban Entertainment, Inc.
10960 Wilshire Boulevard
Los Angeles, CA 90024
Attention: Haim Saban

Fox Broadcasting Company
10201 West Pico Boulevard
Los Angeles, CA 90035
Attention: Jay Itzkowitz,Esq.

FCN Holding, Inc.
c/o Fox Children's Network, Inc.
10201 West Pico Boulevard
Los Angeles, CA 90035
Attention: Margaret Loesch

     Re:  Modifications to LLC Formation Agreement and Alliance Agreements

Dear Sirs:

     Reference is made to that certain LLC Formation Agreement, dated as of November 1, 1995, by and among Saban Entertainment,Inc., a Delaware corporation ("SEI"), Fox Broadcasting Company, a Delaware corporation and "FCN Holding Company", a Delaware corporation (the "LLC Formation Agreement"). All terms defined therein shall have the same meaning when used herein.

     The parties hereto agree as follows:

     1.   FCNH.  The LLC Formation Agreement, and certain of the Alliance
          ----
Agreements, inadvertently referred to FCN Holding, Inc., a Delaware corporation, as "FCN Holding Company." The parties agree that all references in the LLC Formation Agreement to "FCN Holding Company" and "FCNH" are references to FCN Holding, Inc.; and the other Alliance Agreements have, prior to their execution, been revised, inter alia, to correct such references.
              ----- ----

    2.   The Management Company.  The parties have determined that name of the
         ----------------------
Management Company shall be "Fox Kids Worldwide, L.L.C., " and not "Fox Kids Company, L.L.C., and all references in LLC Formation Agreement to "Fox Kids Company,

L.L.C, "are references to Fox Kids Worldwide, L.L.C.; and the other Alliance Agreements have, prior to their execution, been revised, inter alia, to reflect
                                                         ----- ----
this change.

     3.   SEI Schedule of Exceptions.  SEI has determined that it needs to
          --------------------------
receive waivers from Imperial Bank under its Credit Agreement with Imperial Bank dated July 31, 1995. The waivers are exceptions to be representations and warranties set forth in Section 3 of the LLC Formation Agreement, and are therefore set forth in the Schedule of Exceptions attached hereto as Exhibit A.
                                                                     ---------

     4.   Call Option.  The Schedule of Exhibits to the LLC Formation Agreement
          -----------
and certain of the Alliance Agreements inadvertently referred to the Stock Ownership Agreement as the "Call Option." The parties agree that all references in the LLC Formation Agreement and the Schedule of Exhibits thereto "Call Option" are references to the Stock Ownership Agreement and the other Alliance Agreements have, prior to their execution, been revised, inter alia, to correct
                                                         ----- ----
such references.

     5.   Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute on and the same instrument.


                            Accepted and Agreed by:


                            SABAN ENTERTAINMENT, INC.


                            By:\s\ Mel Woods
                               -------------------
                                  Its:________________


                            FOX BROADCASTING COMPANY


                            By:\s\Jay Itzkowitz
                               -------------------
                                  Its:________________

                            FCN HOLDING, INC.


                            By:\s\Jay Itzkowitz
                               -------------------
                                  Its:________________